EXHIBIT 10.9



          WAIVER, dated as of June 30, 2001 (this "Waiver"), to the Credit Agreement dated as of October 28, 1997 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among AUDIO VISUAL SERVICES CORPORATION, a Delaware corporation (the "Parent"), AUDIO VISUAL SERVICES (NY) CORPORATION, a New York corporation (the "Company"; together with the Parent, the "Borrowers"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent") and MERRILL LYNCH CAPITAL CORPORATION, as Syndication Agent (in such capacity, the "Syndication Agent"; collectively with the Administrative Agent, the "Agents").



                             W I T N E S S E T H :
                             - - - - - - - - - -


          WHEREAS, the Borrowers, the Lenders and the Agents are parties to the Credit Agreement, pursuant to which the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers on the terms and subject to the conditions thereof;

          WHEREAS, the Borrowers were required to retain an investment banker pursuant to Section 4.1 of the Fifth Amendment:

          WHEREAS, the Borrowers have not retained such investment banker and have requested a waiver, until October 1, 2001, of such requirement;

          WHEREAS, the Lenders are willing to agree to waive such requirement until October 1, 2001, but only on the terms and subject to the conditions contained herein;

          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agents hereby agree as follows:


          SECTION 1. DEFINITIONS.

          Capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Credit Agreement.


          SECTION 2. WAIVER.

          2.1 WAIVER. The Lenders hereby waive until October 1 2001, the obligation of the Borrowers under Section 4.1 of the Fifth Amendment to retain (and to cause such investment banker to report to the Lenders) Salomon Smith Barney or another firm or individual specializing in providing investment banking services reasonably satisfactory to the Administrative Agent.

          SECTION 3. MISCELLANEOUS.

          3.1 REPRESENTATIONS AND WARRANTIES; NO DEFAULT. After giving effect to this Waiver, the Borrowers hereby represent and warrant that all representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date) and that no Default or Event of Default shall have occurred and be continuing or would result from the execution and delivery of this Waiver.


          3.2 CONDITIONS TO EFFECTIVENESS OF THIS WAIVER. This Waiver shall be effective as of the date first set forth above (the "Waiver Effective Date") upon the satisfaction of the following conditions:

(a) receipt by the Administrative Agent of counterparts hereof duly executed and delivered by the Borrowers and the Lenders holding at least 66.2/3rd % of the Available Commitments, the Term Loan Exposure and the Revolving Credit Exposure and consented to by the Loan Parties (other than the Borrowers); and

(b) the payment by the Borrowers of the costs and expenses of the Administrative Agent owing under Section 10.05 of the Credit Agreement and for which invoices have been submitted.

          3.3 LIMITED EFFECT. Except as expressly waived by this Waiver, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Waiver shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.


          3.4 GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


          3.5 COUNTERPARTS. This Waiver may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                      AUDIO VISUAL SERVICES CORPORATION



                                      By:   /s/ Digby J. Davies
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: President & COO


                                      AUDIO VISUAL SERVICES (NY) CORPORATION



                                      By:   /s/ Digby J. Davies
                                           -------------------------------------
                                           Name:  Digby J. Davies
                                           Title: Executive Vice President &
                                                  Chief Financial Officer


                                      THE CHASE MANHATTAN BANK
                                      INDIVIDUALLY AND AS ADMINISTRATIVE AGENT



                                      By:   /s/ Wendy Weinsier
                                           -------------------------------------
                                           Name:  Wendy Weinsier
                                           Title: Vice President


                                      BANK OF AMERICA, N.A.



                                      By:   /s/ F.A. Zagar
                                           -------------------------------------
                                           Name:  F.A. Zagar
                                           Title: Managing Director

                                      THE BANK OF NOVA SCOTIA



                                      By:   /s/ Daniel A. Costigan
                                           -------------------------------------
                                           Name:  Daniel A. Costigan
                                           Title: Director


                                      BANK POLSKA KASA OPIEKI S.A.
                                      PEKAO S.A. GROUP, NEW YORK BRANCH



                                      By:  /s/ Barry W. Henry
                                           -------------------------------------
                                           Name:  Barry W. Henry
                                           Title: Vice President,
                                                  Senior Lending Officer


                                      BBT FUND, L.P.

                                      By: BBT GENPAR, L.P., Its General Partner

                                      By: BBT-FW, INC., Its General Partner



                                      By:   /s/ William S. Reimann
                                           -------------------------------------
                                           Name:  William S. Reimann
                                           Title: Vice President


                                      CONTRARIAN FUNDS, LLC

                                      By: Contrarian Capital Management, L.L.C.


                                      By:   /s/ Janice M. Stanton
                                           -------------------------------------
                                           Name: Janice M. Stanton
                                           Title: Member

                                      BANKERS TRUST COMPANY



                                      By:   /s/ Paddy Dowling
                                           -------------------------------------
                                           Name:  Paddy Dowling
                                           Title: Vice President


                                      HALCYON RESTRUCTURING FUND, L.P.



                                      By:   /s/ Robert E. Davis
                                           -------------------------------------
                                      Name:  Robert E. Davis
                                      Title: Principal


                                      ING BARING (US) CAPITAL LLC,
                                      Acting as Agent for
                                      MIDDENBANK CURACAO N.V.



                                      By:   /s/ Christopher McGovern
                                           -------------------------------------
                                      Name:  Christopher McGovern
                                      Title: Managing Director


                                      ML CBO IV (CAYMAN) LTD.
                                      By: Sterling Asset Manager LLC



                                      By:   /s/ Todd Travers
                                           -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager



                                      ML CLO XIX STERLING (CAYMAN) LTD.
                                      By: Sterling Asset Manager LLC



                                      By:   /s/ Todd Travers
                                           -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager


                                      PAM CAPITAL FUNDING LP
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                      By:   /s/ Todd Travers
                                           -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager

                                      PAMCO CAYMAN LTD.
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                      By:   /s/ Todd Travers
                                           -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager



                                      HIGHLAND LEGACY LIMITED
                                      By: Highland Capital Management, L.P.
                                          as Collateral Manager


                                      By:   /s/ Todd Travers
                                           -------------------------------------
                                      Name:  Todd Travers
                                      Title: Senior Portfolio Manager

                                      VAN KAMPEN SENIOR FLOATING RATE FUND
                                      By: Van Kampen Investment Advisory Corp.


                                      By:  /s/ Douglas L. Winchell
                                           -------------------------------------
                                      Name:  Douglas L. Winchell
                                      Title: Vice President


                                      VAN KAMPEN PRIME RATE INCOME TRUST
                                      By:  Van Kampen Investment Advisory Corp.


                                      By:  /s/ Douglas L. Winchell
                                           -------------------------------------
                                      Name:  Douglas L. Winchell
                                      Title: Vice President


                                      VAN KAMPEN SENIOR INCOME TRUST
                                      By:  Van Kampen Investment Advisory Corp.


                                      By:  /s/ Douglas L. Winchell
                                           -------------------------------------
                                      Name:  Douglas L. Winchell
                                      Title: Vice President

          Each of the undersigned hereby consents to the foregoing Waiver and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is a party are and shall remain in full force and effect after giving effect to the foregoing Waiver.

                                    AVSC INTELLECTUAL PROPERTY MANAGEMENT, INC.

                                    By:   /s/ Digby J. Davies
                                         ---------------------------------------
                                    Name:  Digby J. Davies
                                    Title: Executive Vice President &
                                           Chief Financial Officer


                                    AUDIO VISUAL SERVICES GROUP, INC.

                                    By:   /s/ Digby J. Davies
                                         ---------------------------------------
                                    Name:  Digby J. Davies
                                    Title: Executive Vice President &
                                           Chief Operating Officer


                                    VISUAL ACTION HOLDINGS INC.

                                    By:   /s/ Digby J. Davies
                                         ---------------------------------------
                                    Name:  Digby J. Davies
                                    Title: Executive Vice President & Treasurer


                                    HRI, V.I., INC.

                                    By:   /s/ Digby J. Davies
                                         ---------------------------------------
                                    Name:  Digby J. Davies
                                    Title: Executive Vice President & Treasurer